Exhibit 23




                       Consent of Independent Accountants
                              --------------------

We consent to the incorporation by reference in the following registration statements of NYNEX Corporation of our report dated February 7, 1997, on our audits of the consolidated financial statements and consolidated financial statement schedule of NYNEX Corporation and its subsidiaries as of December 31, 1996 and 1995, and for each of the three years in the period ended December 31, 1996, which report is included in this Annual Report on Form 10-K.


   o  Registration Statement Nos. 2-94110, 33-16570, 33-27802 and 33-51897 on
      Form S-8 relating to the NYNEX Corporation Savings and Security Plan;

   o Post-Effective Amendment Nos. 1 and 2 to Registration Statement No. 2-94110 on Form S-8 relating to NYNEX Corporation Savings and Security Plan;

   o Registration Statement Nos. 2-95141, 33-23156 and 33-49105 on Form S-3 relating to the NYNEX Corporation Share Owner Dividend Reinvestment and Stock Purchase Plan;

   o Post-Effective Amendment Nos. 1 and 2 to Registration Statement No. 2-95141 on Form S-3 relating to the NYNEX Corporation Share Owner Dividend Reinvestment and Stock Purchase Plan;

   o  Registration Statement Nos. 2-95634, 2-95780, 33-21635 and 33-53477 on
      Form S-8 relating to the NYNEX Corporation Savings Plan for Salaried Employees;

   o Post-Effective Amendment Nos. 1 and 2 to Registration Statement No. 2-95780 on Form S-8 relating to the NYNEX Corporation Savings Plan for Salaried Employees;

   o Registration Statement No 2-97813 on Form S-8 relating to the NYNEX 1984 Stock Option Plan;

   o Post-Effective Amendment No. 1 to Registration Statement No 2-97813 on Form S-8 relating to the NYNEX 1984 Stock Option Plan;

   o Registration Statement No. 33-23447 on Form S-8 relating to the NYNEX Corporation UK Savings-Related Share Option Scheme;

   o Registration Statement No. 33-33592 on Form S-3 relating to $500,000,000 of NYNEX Corporation Debt Securities;

   o Registration Statements Nos. 33-34401 and 33-34401-01 on Form S-3 (as coregistrant and guarantor) relating to $300,000,000 of NYNEX Capital Funding Company Debt Securities, unconditionally guaranteed by NYNEX Corporation;

   o Registration Statement No. 33-35212 on Form S-3 relating to the resale of shares of NYNEX Common Stock in connection with the acquisition of Lamarian Systems, Inc.;

   o Registration Statement No. 33-35919 on Form S-8 relating to the NYNEX 1990 Stock Option Plan;

   o Registration Statement No. 33-36342 on Form S-4 relating to the acquisition of Stockholder Systems, Inc.;

   o Registration Statement Nos. 33-48647 and 33-57945 on Form S-8 relating to the NYNEX 1992 Non-Management Stock Option Plan;

   o Registration Statement Nos. 33-48648 and 33-57947 on Form S-8 relating to the NYNEX 1992 Management Stock Option Plan;
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   o  Post-Effective Amendment Nos. 1 and 2 to Registration Statement No.
      33-49105 on Form S-3 relating to the NYNEX Corporation Share Owner Dividend Reinvestment and Stock Purchase Plan;

   o Registration Statement Nos. 33-51147 and 33-51147-01 on Form S-3 (as coregistrant and guarantor), which also constitutes Post-Effective Amendment No. 1 to Registration Statement Nos. 33-34401 and 33-34401-01, relating to $1,331,000,000 of NYNEX Capital Funding Company Debt Securities, unconditionally guaranteed by NYNEX Corporation;

   o Registration Statement No. 33-51993 on Form S-8 relating to the Upstate Partners Employees' Retirement Savings Plan;

   o Post-Effective Amendment No. 1 to Registration Statement Nos. 33-51147 and 33-51147-01 on Form S-3, which also constitutes Post-Effective Amendment No. 2 to Registration Statement Nos. 33-34401 and 33-34401-01, relating to $1,331,000,000 of NYNEX Capital Funding Company Debt Securities, unconditionally guaranteed by NYNEX Corporation;

   o Registration Statement Nos. 33-54693 and 333-00317 on Form S-8 relating to the 1995 Stock Option Plan;

   o Registration Statement No. 33-57943 on Form S-3 relating to 367,722 shares of NYNEX Common Stock;

   o Registration Statement No. 33-53693 on Form S-3 relating to $900,000,000 of NYNEX Corporation Debt and Equity Securities, which also constitutes Post-Effective Amendment No. 1 to Registration Statement No. 33-33592;

   o Post-Effective Amendment No. 1 to Registration Statement No. 33-53693 on Form S-3 relating to $900,000,000 of NYNEX Corporation Debt and Equity Securities;

   o Post-Effective Amendment No. 1 to Registration Statement No. 33-53693 on Form S-3 relating to $900,000,000 of NYNEX Corporation Debt and Equity Securities, which also constitutes Post-Effective Amendment No. 2 to Registration Statement No. 33-33592;

   o Post-Effective Amendment No. 2 to Registration Statement No. 33-53693 on Form S-3 relating to $900,000,000 of NYNEX Corporation Debt and Equity Securities, which also constitutes Post-Effective Amendment No. 3 to Registration Statement No. 33-33592;

   o Registration Statement No. 333-20077 on Form S-3 relating to the NYNEX Corporation Share Owner Dividend Reinvestment and Stock Purchase Plan;

   o Registration Statement No. 333-20079 on Form S-8 relating to the NYNEX Corporation Savings and Security Plan;

   o Registration Statement No. 333-02647 on Form S-8 relating to the NYNEX 1992 Non-Management Stock Option Plan;

   o Registration Statement No. 333-02645 on Form S-8 relating to the NYNEX 1992 Management Stock Option Plan;

   o Registration Statement No. 333-06691 on Form S-8 relating to the NYNEX Corporation Non-Employee Director Retainer Stock Option Plan; and

   o Registration Statement No. 333-08515 on Form S-8 relating to the NYNEX Corporation Non-Employee Director Pension Plan.

Coopers & Lybrand L.L.P.
New York, New York
March 25, 1997